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                                File N0. 2-94478

        Supplement dated August 29, 2005 to Prospectus dated May 1, 1988 for
          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                       ISSUED BY: JPF SEPARATE ACCOUNT A
                 OF JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

This supplement updates certain information contained in the prospectus and, to the extent is inconsistent, it supersedes it. Retain it with your Ensemble I prospectus for future reference.

On page 11 in the first paragraph under the "Transfers" section delete the second sentence and replace with "While we reserve the right to require that the minimum amount of each transfer be at least $250 (unless a lesser amount constitutes the entire cash value in the General Account or in the division) we currently waive the minimum amount requirement. If we decide to require a minimum amount for transfers we will provide you with not less than thirty days notice unless state or federal regulatory requirements dictate that we act immediately."

On page 11 in the second paragraph under the "Transfers" section delete the first and second sentences and replace with " A policyowner is currently allowed to make twelve free transfers of cash value in a policy year among the divisions of Separate Account A or the General Account without incurring a transfer charge. All transfers after the twelfth transfer will be charged $25 or 10% of the amount transferred, whichever is less."

On page 12 under the Administrative Fees" section delete the first sentence and replace with "A policyowner is currently allowed to make twelve free transfers of cash value in a policy year among the divisions of Separate Account A or the General Account without incurring a transfer charge. All transfers after the twelfth transfer will be charged the lesser of $25 or 10% of the amount transferred. We reserve the right to revoke or modify transfer privileges and charges."

                  Jefferson Pilot Financial Insurance Company
                               One Granite Place
                               Concord, NH 03301
                             (800) 258-3648 x 7719

               PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
                              FOR FUTURE REFERENCE